UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 26, 2007

Strayer Education, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

0-21039 (Commission File Number)	52-1975978 (IRS Employer Identification No.)

1100 Wilson Boulevard, #2500, Arlington, VA (Address of Principal Executive Offices)	22209 (Zip Code)

(703) 247-2500
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 26, 2007, Strayer Education, Inc. announced second quarter 2007 revenues, earnings, and 2007 summer term enrollments. The July 26, 2007 press release is attached hereto as an exhibit and incorporated herein by reference. The information contained in the July 26, 2007 press release is deemed furnished under this Item; and should not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act, as amended (the “Exchange Act”), or otherwise subject to that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
Exhibit 99.01	Press Release dated July 26, 2007. (The information contained in the July 26, 2007 press release is deemed furnished under Item 2.02.)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Strayer Education, Inc.
Date: July 26, 2007	By:	/s/ Mark C. Brown
Mark C. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.01	Press Release dated July 26, 2007